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                                     SCHEDULE 14A
                                    (RULE 14a-101)
                               SCHEDULE 14A INFORMATION
                      PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant       [ ]
Filed by a Party other than the Registrant   [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidiential, for the Use of
[ ]  Revised Preliminary Proxy Statement        the Commission Only (as
[ ]  Definitive Proxy Statement                 permitted by Rule 14a-6(e)(2))
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Section 240.14a-11(c) or
     Section 240.14a-12

                              COMMUNITY BANCSHARES, INC.
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                   (Name of Registrant as Specified In Its Charter)

                            EDWARD GREENE & STEPHEN GREENE
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       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which the transaction applies:

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     (3)  Per unit price or other underlying value of transaction
     computed pursuant to     Exchange Act Rule 0-11 (Set forth the amount
     on which the filing fee is calculated and state    how it was
     determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchage Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                               ATTENTION SHAREHOLDERS
                           -----------------------------
                           OF COMMUNITY BANCSHARES, INC.

     An effort was made on June 29, 1998 by the Committee for Shareholder Interest to acquire from the Management of Community BancShares, Inc. ("CBI") a list of those shareholders who were seeking to sell their shares of CBI stock. This request and a subsequent request on June 30, 1998, were refused by Management.

     Management is essentially closing down the only market for the sale of your stock and taking away your right to sell stock at the best price available. Therefore, the Committee for Shareholder Interest makes the following offer to the shareholders of Community
BancShares, Inc.:

     IN THE EVENT THAT YOU WISH TO DISCUSS THE SALE OF YOUR SHARES, PLEASE CONTACT EDWARD F. GREENE AT 667-7364.

     In addition, the Committee for Shareholder Interest would liketo remind the shareholders that members of the Committee will be available tonight, July 1, 1998 from 7:00-9:00p.m. at the offices of McElwee & McElwee, 906 Main Street, North Wilkesboro to answer any questions you may have concerning issues between the Committee and Management.

Sincerely,
The Committee for Shareholder Interest